UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2003
(Date of earliest event reported)

Business Objects S.A.
(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777
(State of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

157-159 Rue Anatole France, 92300 Levallois-Perret, France
 (Address of principal executive offices)

(408) 953-6000
 (Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.   Other Events.

     On October 31, 2003 and November 3, 2003, Business Objects S.A. issued press releases. Copies of the related press releases are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

Item 7.   Exhibits.

99.1	Press Release issued by Business Objects S.A. on October 31, 2003.
99.2	Press Release issued by Business Objects S.A. on November 3, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Business Objects has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS OBJECTS S.A.

By:	/s/ JAMES R. TOLONEN

Name:	James R. Tolonen
Title:	Chief Financial Officer and Senior Group Vice President

Date: November 03, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Business Objects S.A. on October 31, 2003.
99.2	Press Release issued by Business Objects S.A. on November 3, 2003.